GAM FUNDS, INC.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 28, 1995


TO THE SHAREHOLDERS OF GAM FUNDS, INC.:

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of GAM Funds, Inc. (the "Fund"), a Maryland corporation, will be held at 135 East 57th Street, New York, NY 10022 on December 28, 1995 at 11:00 a.m.

The Meeting is being held for the following purposes:

1. To approve an amendment to the Articles of Incorporation of the Fund to increase the authorized Common Stock of the Fund from Two Hundred Million to Four Hundred Million Shares and to reduce the par value of the authorized Common Stock of all classes of the Fund to $0.0001 per share (PROPOSAL 1); and

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The subjects referred to above are discussed in detail in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. The Board of Directors of the Fund have fixed the close of business on October 31, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Whether or not you intend to be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting may be held and a maximum number of shares may be voted.

                                                    By Order of the Directors,


                                                    Mary Moran Zeven
                                                    Secretary
November 27, 1995

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    REGISTRATION                                    VALID SIGNATURE
    ------------                                    ---------------
    CORPORATE ACCOUNTS
    (1) ABC Corp.                                   ABC Corp.
    (2) ABC Corp.                                   John Doe, Treasurer
    (3) ABC Corp.
             c/o John Doe, Treasurer                John Doe
    (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee

    TRUST ACCOUNTS
    (1) ABC Trust                                   Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee
             u/t/d 12/28/78                         Jane B. Doe

    CUSTODIAL OR ESTATE ACCOUNTS
    (1) John B. Smith, Cust.
             f/b/o John B. Smith, Jr. UGMA          John B. Smith
    (2) Estate of John B. Smith                     John B. Smith, Jr., Executor

                                 GAM FUNDS, INC.
                              135 EAST 57TH STREET
                            NEW YORK, NEW YORK 10022


                                 PROXY STATEMENT

INTRODUCTION

     This proxy statement is being furnished to the shareholders of GAM Funds, Inc. (the "Fund") for use at a special meeting of shareholders of the Fund which is to be held on December 28, 1995 at 11:00 a.m., or any adjournment or adjournments thereof (the "Meeting"). The Meeting will be held at 135 East 57th Street, 25th Floor, New York, NY 10022. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Fund; Global Asset Management (USA) Inc.; GAM Services, Inc., the distributor of shares of the Fund; and/or Chase Global Funds Services Company, the Transfer Agent for the Fund. The cost of the proxy solicitation and the expenses incurred in connection with the preparation of this proxy statement and its enclosures, including the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, will be borne by the Fund.

     The Annual Report of the Fund, containing audited financial statements for the Fund's fiscal year ended December 31, 1994, has previously been furnished to shareholders. Upon request, shareholders will be provided with a copy of the Fund's Annual Report and most recent Semi-Annual Report, free of charge, from the Fund's Transfer Agent, Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108 at (800) 356-5740.

     The Fund currently consists of nine series (each, a "Series"): GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Europe Fund, GAM North America Fund, GAM Japan Capital Fund, GAM Asian Capital Fund, GAMerica Capital Fund and GAM Mid-Cap U.S. Fund. The Fund currently issues two classes of shares, Class A Shares and Class D Shares of Common Stock, for GAM International Fund, GAM Global Fund and GAM Pacific Basin Fund. The other Series currently only offer Class A Shares of Common Stock. The matters submitted for approval by the Shareholders of the Fund are the same for all Series and Classes, and accordingly, will be voted on jointly. Each share is entitled to one vote and any fractional share is entitled to a fractional vote. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed on the Notice of Special Meeting of Shareholders and FOR any other matters deemed appropriate. For purposes of determining the presence of a quorum for transacting business at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstention and broker "non-votes" will have the effect of a "no" vote for the purposes of obtaining the requisite approval of each proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on any one of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. Under the By-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting.

     The Board of Directors of the Fund (the "Board") has fixed the close of business on October 31, 1995 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the following shares of common stock were issued and outstanding:

     NAME OF FUND                           NUMBER OF OUTSTANDING SHARES
     ------------                           ----------------------------
                                             CLASS A               CLASS D
                                             -------               -------
     GAM International Fund               2,110,513.883           8,001.818
     GAM Global Fund                        169,485.491           1,752.536
     GAM Pacific Basin Fund                 302,305.152              55.605
     GAM Europe Fund Fund                   229,491.552                 n/a
     GAM North America Fund                  51,376.593                 n/a
     GAM Japan Capital Fund                 105,262.850                 n/a
     GAMerica Capital Fund                   31,006.967                 n/a
     GAM Asian Capital Fund                  59,751.526                 n/a
     GAM Mid-Cap U.S. Fund                        0.000                 n/a
                                          -------------           ---------
     TOTAL SHARES                         3,059,194.014           9,809.959

     Shareholders of the Fund will vote as a single class on the proposals presented at the Meeting. Proxy cards will be sent to each shareholder who is a record owner of Fund shares. It is essential that shareholders complete, date and sign the enclosed proxy card. In order that a shareholder's shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxy to be received on or before 5:00 p.m. on December 27, 1995.

     All shareholders of the Fund will vote on Proposal One. Proposal One requires for approval the affirmative vote of a majority of the outstanding voting securities of the Fund.

     This proxy statement and accompanying proxy card is first being mailed on or about November 27, 1995.

PROPOSAL ONE:

TO APPROVE AN INCREASE IN THE NUMBER OF AUTHORIZED COMMON
SHARES OF THE FUND AND A CHANGE OF PAR VALUE

     The Board of Directors of the Fund has unanimously approved, subject to approval by the Shareholders of the Fund, a proposal to amend the FIFTH Article of the Fund's Articles of Incorporation to increase the aggregate number of Common Shares authorized and available for issuance from Two Hundred Million to Four Hundred Million and to reduce the par value of the Common Shares from $0.001 to $$0.0001 per share. Currently, the Fund's authorized Common Shares are allocated among the Fund's Series and their respective Classes. The Shareholders of the Fund will be asked to consider and to authorize an additional 200 million Common Shares of the Fund. If this Proposal is approved by the Shareholders of the Fund, the Fund will have 400 million authorized Common Shares distributed as follows:

                               AUTHORIZED CAPITAL

                                        EXISTING NUMBER OF   PROPOSED NUMBER OF
NAME OF SERIES                          AUTHORIZED  SHARES    AUTHORIZED SHARES
--------------                          ------------------   ------------------
GAM International Fund Class A               12,500,000           25,000,000
GAM International Fund Class D               12,500,000           25,000,000
GAM Global Fund Class A                      12,500,000           25,000,000
GAM Global Fund Class D                      12,500,000           25,000,000
GAM Pacific Basin Fund Class A               12,500,000           25,000,000
GAM Pacific Basin Fund Class D               12,500,000           25,000,000
GAM Europe Fund Class A                      12,500,000           25,000,000
GAM Europe Fund Class D                      12,500,000           25,000,000
GAM North America Fund Class A               12,500,000           25,000,000
GAM North America Fund Class D               12,500,000           25,000,000
GAM Japan Capital Fund Class A                6,250,000           12,500,000
GAM Japan Capital Fund Class D                6,250,000           12,500,000
GAMerica Capital Fund Class A                12,500,000           25,000,000
GAMerica Capital Fund Class D                12,500,000           25,000,000
GAM Asian Capital Fund Class A                6,250,000           12,500,000
GAM Asian Capital Fund Class D                6,250,000           12,500,000
GAM Mid-Cap U.S. Fund Class A                12,500,000           25,000,000
GAM Mid-Cap U.S. Fund Class D                12,500,000           25,000,000
-----------------------------               -----------          -----------
Total Number of Authorized Shares           200,000,000          400,000,000

     Except for GAM International, Pacific Basin and Global Funds, the Fund does not currently offer Class D Common Shares.

     On October 25, 1995 the Board of Directors of the Fund approved a stock split of ten (10) shares for every one (1) share issued and outstanding for each of the Series of the Fund. The Board discussed the stock split and its effect on the net asset value of the Company. The Board noted that the net asset values per share of each of the separate Series of the Fund range from approximately $93 (GAM Asian Capital Fund) to $215 (GAM International Fund), and that in the United States, most mutual funds have a lower net asset value per share which is more common and readily understood by investors. As a result of the Fund's higher per share net asset values, the Board noted that small actual movements in the Fund's Series' net asset values appear to the public and intermediaries as significant moves when compared on an absolute basis to movements in other funds. As a result, the various Series of the Fund appear more volatile than necessary. The Board determined that a stock split might eliminate the potential for misinterpretation and align the Fund's Series with other U.S. mutual funds, as well as providing a clearer understanding of the Fund in the press and reporting services such as Morningstar and Lipper Analytical Services, Inc. As part of the stock split, it is necessary that the current $0.001 par value per share of the Fund be reduced to $0.0001 per share of Common Stock.

     The resulting modification of the Fund's par value per share will require an amendment to the Fund's Articles of Incorporation. The Board approved such amendment, subject to the approval by a majority of the holders of the Fund's outstanding shares at the Meeting. If approved by the Fund's Shareholders, it is anticipated that the amendment will become effective as soon as practicable thereafter, with the stock split becoming effective subsequently thereafter.

     Although not a prerequisite to the stock split, the Board determined that it would be advisable to increase the number of authorized shares of Common Stock of the Fund as a result of both the stock split and the recent reclassification of shares of each Series into Class A Common Shares and Class D Common Shares.

     THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE FUND'S COMMON STOCK TO 400 MILLION AND TO REDUCE THE PAR VALUE OF THE FUND'S COMMON SHARES TO $0.0001 PER SHARE


                            SUPPLEMENTAL INFORMATION

     The investment adviser of each Series of the Fund is GAM International Management Limited, whose address is 12 St. James's Place, London SW1A 1NX, England. Fayez Sarofim & Co. serves as co-investment adviser to GAM North America Fund and is located at Two Houston Center, Suite 2907, Houston, Texas 77010. Forstmann-Leff Associates Inc. serves as co-investment adviser for GAM Mid-Cap U.S. Fund and is located at 55 East 52nd Street, New York, New York 10055.

     GAM Services, Inc. serves as the Fund's Distributor and is located at 135 East 57th Street, 25th Floor, New York, New York 10022.

     Brown Brothers Harriman & Co. serves as the Fund's Administrator and is located at 40 Water Street, Boston, Massachusetts 02109.

PRINCIPAL HOLDERS OF SECURITIES

         As of October 31, 1995, the following persons may be deemed to own beneficially more than 5% of the outstanding shares of any Series of the Fund. The following tables also sets forth the share ownership of the Fund's current directors and officers.


                                INTERNATIONAL             GLOBAL               PACIFIC BASIN         EUROPE
                             CLASS A    CLASS D    CLASS A     CLASS D       CLASS A    CLASS D      CLASS A
                             -------    -------    -------     -------       -------    -------      -------
Gilbert de Botton1           106,153          0     47,761           0       120,399          0      208,459
12 St. James's Place           5.03%         0%     28.18%          0%        39.83%         0%       90.84%
London SW1A 1NX
England

Alex Brown & Sons             35,455        584          0           0         1,391          0            0
Incorporated                   1.68%      7.15%         0%          0%         0.46%         0%           0%
P.O. Box 1346
Baltimore, MD  21203

Big Rock Investment L.P.           0        937          0           0             0          0            0
P.O. Box 1496                     0%     11.48%         0%          0%            0%         0%           0%
Tacoma, WA  98401

Caxton Partners               13,495          0          0           0        11,348          0           82
315 Enterprise Drive            0.6%         0%         0%          0%         3.75%         0%        0.04%
Plainsboro, NJ  08536

Donaldson Lufkin               43692      1,764       1068           0         4,108          0            0
Jenrette Securities Corp.      2.07%     21.60%      0.63%          0%         1.36%         0%           0%
P.O. Box 2052
Jersey City, NJ  07303

Fayez Sarofim & Co.              853          0      4,535           0             0          0            0
Two Houston Center             0.04%         0%      2.68%          0%            0%         0%           0%
Suite 2907
Houston, TX  77010

Gordon P. Getty                4,125          0     47,026           0             0          0            0
c/o Marc E. Leland             0.20%         0%     27.75%          0%            0%         0%           0%
600 New Hampshire Ave.
NW Suite 953
Washington, DC 20037

Gordon P. Getty Family         5,679          0          0           0        12,104          0       20,837
Trust                          0.27%         0%         0%          0%         4.00%         0%        9.08%
600 New Hampshire Ave.
NW Suite 953
Washington, DC 20037

Gooss & Co.                    9,848          0      5,021           0         3,383          0        9,495
c/o Chase Manhattan Bank       0.47%         0%      2.96%          0%         1.12%         0%        4.14%
1211 Avenue of the
Americas
NY, NY  10036

Esmond Harmsworth              4,936          0          0           0         6,610          0       15,623
359 Beacon Street              0.23%         0%         0%          0%         2.19%         0%        6.81%
Boston, MA  02116

Helen Hotze Haas Unitrust      4,624          0      2,620           0         6,446          0       15,486
c/o Bank of New York           0.22%         0%      1.55%          0%         2.13%         0%        6.75%
706 Madison Avenue
New York, NY  10016

                                       5





                                 INTERNATIONAL            GLOBAL               PACIFIC BASIN        EUROPE
                              CLASS A   CLASS D     CLASS A    CLASS D      CLASS A     CLASS D     CLASS A
                              -------   -------     -------    -------      -------     -------     -------
Institute of the Americas           0         0       5,021          0        3,383           0       9,495
1011 North Torrey Pines            0%        0%       2.96%         0%        1.12%          0%       4.14%
Road
La Jolla, CA  92037

Isabel Lee                         0          0           0          0            0      55.605           0
42 Washington Avenue              0%         0%          0%         0%           0%        100%          0%
Westport, CT  06880

The Neil McConnell             1,646          0       1,886          0        2,139           0       4,664
Foundation                     1.56%         0%       1.79%         0%        2.03%          0%       4.43%
c/o Bankers Trust Company
130 Liberty Street
NY, NY  10006

Parade Fund                        0    1420.66           0          0            0           0           0
3333 Texas Street Suuite          0%     17.40%          0%         0%           0%          0%          0%
2300
Shreveport, LA  71101

Steven Read                    4,629          0       2,922          0        5,832           0      12,790
2000 Fifth Street              0.22%         0%       1.72%         0%        1.93%          0%       5.57%
Berkeley, CA  94710

Rothschild Bank AG             2,919          0       5,147          0        3,740           0       7,679
Zollikerstrasse 181            0.14%         0%       3.04%         0%        1.24%          0%       3.35%
8034 Zurich
Switzerland

Royal Life Insurance               0     53.838    1767.183          0            0           0           0
International Limited             0%      0.66%        100%         0%           0%          0%          0%
Royal Court
Castletown, Isle of Man
British Isles

Charles Schwab & Co.         663,625          0      11,201          0       95,138           0       4,007
101 Montgomery Street         31.44%         0%       6.61%         0%       31.47%          0%       1.75%
San Francisco, CA  94104

Roland Weiser                    131          0         319          0          259           0         663
86 Beekman Road                0.01%         0%       0.19%         0%        0.09%          0%       0.29%
Summit, NJ  07901
Kevin Blanchfield                229          0         355          0          228           0         420
135 E. 57th Street             0.01%         0%       0.21%         0%        0.08%          0%       0.18%
New York, NY  10022

Mary Moran Zeven                 203          0         203          0            0           0           0
135 E. 57th Street             0.01%         0%       0.12%         0%           0%          0%          0%
New York, NY  10022

Teresa Riggin                     16          0          25          0          177           0         313
135 E. 57th Street                0%         0%       0.01%         0%        0.06%          0%       0.14%
New York, NY  10022

All officers and                 579          0         903          0          664           0       1,396
directors2                     0.03%         0%       0.53%         0%        0.22%          0%       0.61%

                                       6


PRINCIPAL HOLDERS OF SECURITIES (TABLE CONTINUED)


                                    NORTH        JAPAN         ASIAN      GAMERICA      MID-CAP
                                  AMERICA      CAPITAL       CAPITAL       CAPITAL         U.S.        TOTAL
                                  -------      -------       -------       -------         ----        -----
Gilbert de Botton1                 35,148       94,315        53,848        29,576            0      695,659
12 St. James's Place               68.41%       89.60%        90.12%        95.39%           0%       22.67%
London SW1A 1NX
England

Alex Brown & Sons                       0        1,345             0             0            0       38,775
Incorporated                           0%        1.28%            0%            0%           0%        1.26%
P.O. Box 1346
Baltimore, MD  21203

Big Rock Investment L.P.                0            0             0             0            0          937
P.O. Box 1496                          0%           0%            0%            0%           0%        0.03%
Tacoma, WA  98401
Caxton Partners                         0        9,911             0             0            0       34,837
315 Enterprise Drive                   0%        9.42%            0%            0%           0%        1.14%
Plainsboro, NJ  08536

Donaldson Lufkin  Jenrette              0          151            0              0            0       50,783
Securities Corp.                       0%        0.14%           0%             0%           0%        1.65%
P.O. Box 2052
Jersey City, NJ  07303

Fayez Sarofim & Co.                14,568            0            0              0            0       19,956
Two Houston Center                 28.36%           0%           0%             0%           0%        0.65%
Suite 2907
Houston, TX  77010

Gordon P. Getty                         0            0            0              0            0       51,151
c/o Marc E. Leland                     0%           0%           0%             0%           0%        1.67%
Watergate 500 Ste. 953
600 New Hampshire Ave. NW
Washington, DC  20037

Gordon P. Getty                         0       13,553       13,082              0            0       62,255
Family Trust                           0%       12.88%       21.89%             0%           0%        2.13%
Suite 953
600 New Hampshire Ave. NW
Washington, DC 20037

Gooss & Co.                         4,726        5,404        1,712          5,150            0       44,740
c/o Chase Manhattan Bank            9.20%        5.13%        2.87%         16.61%           0%        1.46%
1211 Avenue of the Americas
NY, NY  10036

Esmond Harmsworth                   4,106        5,615        2,496          1,699            0       41,085
359 Beacon Street                   7.99%        5.33%        4.18%          5.48%           0%        1.34%
Boston, MA  02116

Helen Hotze Haas Unitrust           4,159        5,682            0              0            0       39,017
c/o Bank of New York                8.09%        5.40%           0%             0%           0%        1.27%
706 Madison Avenue
New York, NY  10016

Institute of the Americas           4,726        5,404        1,712          5,150            0       34,891
1011 North Torrey Pines Road        9.20%        5.13%        2.87%         16.61%           0%        1.14%
La Jolla, CA  92037


Isabel Lee                              0            0            0              0            0        9,528
42 Washington Avenue                   0%           0%           0%             0%           0%        0.31%
Westport, CT  06880

                                       7






                                    NORTH        JAPAN         ASIAN      GAMERICA      MID-CAP
                                  AMERICA      CAPITAL       CAPITAL       CAPITAL         U.S.        TOTAL
                                  -------      -------       -------       -------         ----        -----

The Neil McConnell Foundation       1,505        2,416        1,012          1,804            0       17,072
c/o Bankers Trust Company           1.43%        2.30%        1.69%          5.82%           0%        0.56%
130 Liberty Street,
NY, NY  10006

Parade Fund                             0            0            0              0            0        1,421
3333 Texas Street Suuite 2300          0%           0%           0%             0%           0%        0.05%
Shreveport, LA  71101


Rothschild Bank AG                  2,877        4,640        3,764          4,261            0       35,027
Zollikerstrasse 181                 5.60%        4.41%        6.30%         13.74%           0%        1.14%
8034 Zurich
Switzerland

Steven Read                             0        6,812        2,820              0            0       35,805
2000 Fifth Street                      0%        6.47%        4.72%             0%           0%        1.17%
Berkeley, CA  94710

Royal Life Insurance                    0            0            0              0            0        1,821
International Limited                  0%           0%           0%             0%           0%        0.31%
Royal Court
Castletown, Isle of Man
British Isles

Charles Schwab & Co.                    0        7,678        1,223              0            0      782,872
101 Montgomery Street                  0%        7.29%        2.05%             0%           0%       25.51%
San Francisco, CA  94104

Roland Weiser                         251           99          130            298            0        2,150
86 Beekman Road                     0.49%        0.09%        0.22%          0.96%           0%        0.07%
Summit, NJ  07901

Kevin Blanchfield                      72            0            0              0            0        1,304
135 E. 57th Street                  0.14%           0%           0%             0%           0%        0.04%
New York, NY  10022

Mary Moran Zeven                        0            0            0              0            0          406
135 E. 57th Street                     0%           0%           0%             0%           0%        0.01%
New York, NY  10022

Teresa Riggin                           0            0            0              0            0          531
135 E. 57th Street                     0%           0%           0%             0%           0%        0.02%
New York, NY  10022

All officers and directors2           323           99          130            298            0        4,392
                                    0.63%        0.19%        0.25%          0.96%           0%        0.14%

1 All shares indicated as owned beneficially by Mr. Gilbert de Botton, President and Director of the Fund, are owned of record by clients, or custodians or nominees for clients, of GAM and its affiliates, or by employee benefit plans for the benefit of employees of GAM and its affiliates. Entities controlled by Global Asset Management Ltd. may be deemed to have investment or voting power over such shares. Mr. de Botton is the Chairman of Global Asset Management Ltd. and may be a potential beneficiary of a discretionary trust which indirectly owns approximately 70% of the voting securities of Global Asset Management Ltd. As a result, Mr. de Botton may be deemed to have shared voting or investment power over such shares. Mr. de Botton disclaims beneficial ownership of such shares.

2 Includes shares which may be deemed to be owned beneficially by Mr. de Botton as described in footnote 1 above

                            SUPPLEMENTAL INFORMATION


EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company, all of whom serve at the pleasure of the Board of Directors, and their principal occupations during the past five years are as follows:

     Gilbert de Botton, President (age 60), who has served as President of the Fund since 1984 and whose principal occupations during the last five years have been Chairman, Global Asset Management Limited, investment adviser, since 1983, Vice Chairman, Global Asset Management (USA) Inc., investment adviser, 1989 to present.

     Kevin J. Blanchfield (age 40), who has served as Vice President, Assistant Secretary and Assistant Treasurer of the Fund since December 1993 and whose principal occupations during the last five years have been Senior Vice President
- Finance and Administration, Lazard Freres & Co., 1991 to 1993; and Senior Vice President - Finance, J&W Seligman & Co. Inc., prior to 1991.

     Mary Moran Zeven (age 34), who has served as Secretary of the Fund since June 1994 and whose principal occupations during the last five years have been General Counsel of Global Asset Management (USA) Inc. since April 1994, Vice President and Associate General Counsel of The Boston Company Advisors, Inc., from 1991 to 1994, and Associate, Edwards & Angell, prior to 1991.

                              SHAREHOLDER PROPOSALS

     The Fund does not ordinarily hold annual meetings of shareholders. Any shareholder desiring to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send written proposals to the Fund at GAM Funds, Inc., 135 East 57th Street, New York, NY 10022.

                                  OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those stated and described in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

     If you cannot attend the Special Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

Dated:  November 27, 1995

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.